Exhibit 10.30

               AMENDMENT 1 TO CREDIT AGREEMENT

     This Amendment 1 to Credit Agreement (the "Amendment") is entered into as of April 30, 2001, by and between KLT
Telecom Inc. (the "Lender") and Digital Teleport, Inc. (the
"Borrower").

     Whereas, Lender and Borrower have entered into a certain Credit Agreement dated as of February 21, 2001, (the
"Credit Agreement") providing for revolving credit loans of up to $25 million in the aggregate, and

     Whereas, Borrower has requested to increase the maximum borrowing amount under the Credit Agreement, and Lender is willing to increase such amount on the terms and conditions herein.

         Therefore, in consideration of the of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The definition of "Commitment" in Article I of the Credit Agreement is amended in its entirety to read as follows:

          "Commitment" means the obligation of the Lender to make Loans not exceeding Thirty Five Million Dollars
     ($35,000,000.00) in aggregate principal amount at any time outstanding.

2. This Amendment shall take effect on the last to occur of (i) the execution and delivery of this Amendment by Borrower and Lender, and (ii) Lender executing and delivering to Borrower an Amended and Restated Demand
Promissory Note, in the form attached hereto as Exhibit A.

3.   Except as specifically amended herein, the Credit
Agreement shall continue in full force and effect.

                  [signature page follows]

In witness whereof, Lender and Borrower have executed this Amendment as of the date first above written.

                                DIGITAL TELEPORT, INC.

                                By: /s/ Gary W. Douglass

                                Name: Gary W. Douglass

                                Title: Senior Vice President
                                and Chief Financial Officer

                                8112 Maryland Avenue, Suite 400
                                St. Louis, MO 63105

                                Telecopier:    (314) 253-1999

                                KLT TELECOM INC.

                                By: /s/ Mark R. Schroeder

                                Name:  Mark R. Schroeder

                                Title:  Vice President

                                10740 Nall, Suite 230
                                Overland Park, KS 66211

                                Telecopier:    (913) 967-4340

                          Exhibit A

                    AMENDED AND RESTATED
                   DEMAND PROMISSORY NOTE


Date: February 21, 2001     Principal Amount: $35,000,000.00


      Digital Teleport, Inc., a Missouri corporation (herein referred to as "Borrower"), promises to pay to the order of KLT Telecom Inc., a Missouri corporation (herein referred to as "Lender"), at its offices located at 10740 Nall, Suite 230, Overland Park, KS 66211 or at such other place as Lender may designate, the lesser of the principal sum of Thirty Five Million Dollars ($35,000,000.00) (the "Maximum Principal Amount") or the aggregate unpaid principal amount of all Loans made by the Lender pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, together with interest on the unpaid principal balance at the rates and on the dates set forth in the Agreement. The entire unpaid principal balance of this Note shall be immediately due and payable UPON DEMAND by Lender, and Borrower acknowledges that any condition or requirement set forth in the Agreement or in any other agreement between Borrower and Lender is not the only basis upon which demand can be made hereunder.

      This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of February 21, 2001, among the Borrower and the Lender, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is a revolving line of credit note.  The
Lender may make advances of principal to the undersigned from time to time, pursuant to the provisions of the Agreement. However, the total amount of principal outstanding at any one time shall never exceed the Maximum
Principal Amount. All such advances shall be subject to the terms and conditions set forth in this Note. The amount and date of principal disbursed under this Note, together with the amount and date of any payments of principal under this Note, shall be recorded by Lender. It is agreed that the amount shown on the official records of Lender as outstanding from time to time shall constitute prima facie evidence of the amount owing to Lender from the undersigned pursuant to this Note.

     The undersigned and all guarantors, endorsers, sureties or other persons liable hereon or liable for the payment of this Note, and each of them, waive diligence, presentment for payment, demand, protest, and notice of demand, protest and non-payment, and dishonor and notice of dishonor, and specifically consent to and waive notice of any and all renewals, extensions, or modifications which might be made by the holder hereof as to the payment of this Note and specifically consent to and waive notice of the changing of the rate of interest or imposition of any fees in consideration of any loan renewal, extension or modification from time to time and hereby consent to and waive any defense by reason of extension of time for payment or other indulgence granted by Lender, and further agree that the failure of the holder of this Note to take or perfect any security for this Note or the release or modification of any security for this Note will not affect the liability of any party liable for the payment of this Note. Further, the release of any party liable hereon or in respect to this Note shall not release any other such party. The pleading of any statute of limitations as a defense to any demand against the undersigned and all guarantors, endorsers, sureties or other persons liable herein or liable for the payment of this Note, is expressly waived by each and all of said parties.


                                 BORROWER:

                                 Digital Teleport, Inc.
ATTEST:                          a Missouri corporation


By:____________________________        By_____________________________
Name:__________________________        Name:__________________________
Title:_________________________        Title:_________________________